UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2021

IMAGEWARE SYSTEMS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-15757	33-0224167
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11440 W. Bernardo Court, Suite 300 San Diego, California 92127
(Address of principal executive offices)

(858) 673-8600
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	IWSY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01  Change in Registrant's Certifying Accountant.

On June 20, 2021, the Board of Directors of ImageWare Systems, Inc., a Delaware corporation (the “Company”), notified Mayer Hoffman McCann P.C. (“MHM”), the Company’s independent registered public accounting firm, that it would be dismissing MHM effective immediately following the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ending June 30, 2021. MHM will continue to serve as the Company’s independent registered public accounting firm until that time. The Board of Directors is currently interviewing alternative independent registered public accounting firms to succeed MHM.

The report of independent registered public accounting firm of MHM regarding the Company’s financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports for the years ended December 31, 2020 and December 31, 2019 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2020 and 2019, and during the interim period from the end of the most recently completed fiscal year through June 24, 2021, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MHM would have caused it to make reference to such disagreement in its reports.

The Company provided MHM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that MHM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated June 24, 2021, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Mayer Hoffman McCann P.C., dated June 24, 2021

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Date: June 24, 2021	By:	/s/ Kristin Taylor
Kristin Taylor
Chief Executive Officer